Subsequent Events	12 Months Ended
Sep. 30, 2010
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 9. Subsequent Events

Subsequent to our fiscal year ended September 30, 2010, we have received approximately $103,000 from investors in advances for equity or debt investment.

Subsequent to our fiscal year ended September 30, 2010, we have issued 18.0 million shares in connection with the extinguishment of debt to vendors and note holders totaling $226,000.

In October 2010, certain notes payable holders, under the default terms of a securities purchase agreement, foreclosed on 1,600,000 of the 5,497,694 shares our common stock they held as collateral. The market value of the shares totaling $61,000 has been applied against the balance due the note holders.

In November 2010, we entered into an agreement for services and issued 2.0 million shares, valued at $60,000, as compensation.

In December 2010, we filed a certificate of correction with the Nevada Secretary of State to correct an error we made with respect to the implementation of our August 2009 increase in authorized common stock from 20 million shares to 80 million shares and 6 for 1 forward stock split. Our articles of incorporation, as amended, and the certificate of correction that we filed with the Nevada Secretary of State on December 16, 2010 are attached as Exhibits 3.1 and 3.2 to the amended Form 8-K filed with Security and Exchange Commission on December 21, 2010.

Subsequent to September 30, 2010, we awarded to employees, directors, and officers incentive stock options to purchase 7,440,000 shares of our common stock with an exercise price based on the market price on the date of approval by our board of directors. The exercise of these shares is conditional upon the increase in the number of our authorized shares of common stock.